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
[Logo]           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                             [ PRODUCT NAME ]
                 Retirement Products and Services [1-8##-###-####]
                 P.O. Box [###]  Bostons, MA [#####] OR
                 One Copley Place Boston, MA 02116
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A     PARTICIPANT/ Name *
                       ------------------------------------------------------------------------------------------------------------
            OWNER  Address
                          ---------------------------------------------------------------------------------------------------------
                   City                                                                State          Zip
                       --------------------------------------------------------------       ---------    --------------------------
                   Date of Birth    /      /         Social Security Number        -          -       Gender  / / M   / / F
                                 -----------------                         --------------------------

  * IF A TRUST IS DESIGNATED AS PARTICIPANT/OWNER, A VERIFICATION OF TRUST FORM OR TRUST DOCUMENTS MUST ACCOMPANY THIS APPLICATION
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B       ANNUITANT  / / Same as above, or
                   Name:
                        -----------------------------------------------------------------------------------------------------------
                   Date of Birth    /      /         Social Security Number        -          -       Gender  / / M   / / F
                                 -----------------                         --------------------------
     CO-ANNUITANT  Name
                        -----------------------------------------------------------------------------------------------------------
       (OPTIONAL)  Date of Birth    /      /         Social Security Number        -          -       Gender  / / M   / / F
                                 -----------------                         --------------------------

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C            PLAN  / / Non-Qualified      / / CRT (CRT WAIVER MUST ACCOMPANY THIS APPLICATION)
        SELECTION  / / IRA                / / IRA Transfer                                             IRA Rollover
                   / / Roth IRA           / / Roth IRA Rollover/Transfer
                   / / 403(b) Full        / / 403(b) Partial Transfer (BY CHECKING THIS BOX, PARTICIPANT/OWNER CERTIFIES THAT THE
                       IRA Rollover           FUNDS TRANSFERRED CONTINUE TO BE SUBJECT TO THE SAME OR MORE STRINGENT DISTRIBUTION
                       /Transfer              RESTRICTIONS AS PRIOR TO THE TRANSFER.)

                   / / Qualified Plan - TYPE                                    TRUSTEE
                                              ---------------------------------         -------------------------------------------

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D     BENEFICIARY                              Name                     Relationship to Participant/Owner    Social Security Number
      INFORMATION  /X/ Primary                                                                                 -        -
                                               ---------------------    ---------------------------------    ----------------------
                   / / Primary  / / Contingent                                                                 -        -
                                               ---------------------    ---------------------------------    ----------------------
                   / / Primary  / / Contingent                                                                 -        -
                                               ---------------------    ---------------------------------    ----------------------
                   / / Please check here if you are attaching additional Beneficiary information

                   BENEFICIARY DESIGNATIONS MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN. FOR NON-QUALIFIED CONTRACTS,
                   THE CONTRACT/CERTIFICATE MAY BE CONTINUED AFTER THE DEATH OF THE PARTICIPANT/OWNER IF THE PARTICIPANT/OWNER'S
                   SPOUSE IS THE BENEFICIARY; OTHERWISE, THE DEATH BENEFIT MUST BE DISTRIBUTED. UNLESS SPECIFIED OTHERWISE, THE
                   DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PARTICIPANT/OWNER. IF NO
                   PRIMARY BENEFICIARY SURVIVES THE PARTICIPANT/OWNER, THE DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ANY
                   CONTINGENT BENEFICIARIES WHO SURVIVE THE PARTICIPANT/OWNER.

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E  OPTIONAL DEATH
   BENEFIT RIDERS  (subject to state availability and age restrictions)
                   Optional death benefit riders may ONLY be chosen at time of application. Optional riders are offered as an enhancement to the basic Death Benefit described in the prospectus.  If an optional rider is not elected, the basic Death Benefit will be paid to the beneficiary upon the death of a Participant/Owner.  Optional Death
                   Benefit riders cannot be chosen if an Participant/Owner is age 80 or over at the time of application.  Once elected this option may not be changed.

                      / /  Maximum Anniversary Value Rider
                      / /  Earnings Enhancement Rider
                      / /  5% Premium Roll-up Rider

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F         SPECIAL  (Transfer Company Information; Additional Beneficiaries; Annuity Commencement Date; Annuity Option election,
     INSTRUCTIONS  etc.)

                   ----------------------------------------------------------------------------------------------------------------

                   ----------------------------------------------------------------------------------------------------------------

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G     REPLACEMENT  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other company? / / Yes / / No

                   If YES, please explain in Section F, SPECIAL INSTRUCTIONS and request replacement information from your Registered Representative

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H        PURCHASE  Please indicate how you would like your Purchase Payment allocated and use whole percentages.  Your allocations
          PAYMENT  total 100%. This allocation will be used for future investments, unless otherwise specified.
       ALLOCATION
                   INITIAL PURCHASE PAYMENT  $ _____________________  Minimum initial purchase payment $10,000.
                   Make check payable to SUN LIFE OF CANADA (U.S.)    (Please estimate dollar amount for 1035 exchanges, transfers, rollovers, etc
                   SUB-ACCOUNTS
     [    P                 _______%                                                                   _______%
          R                 _______%                                                                   _______%
          O                 _______%                                                                   _______%
          D                 _______%                                                                   _______%
          U                 _______%                                                                   _______%
          C                 _______%                                                                   _______%
          T                 _______%                                                                   _______%

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                          PLEASE COMPLETE REVERSE SIDE
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[Logo]           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                       [ PRODUCT NAME ]
                 Retirement Products and Services [1-8##-###-####]
                 P.O. Box [###]  Bostons, MA [#####] OR
                 One Copley Place Boston, MA 02116

                            _______%                                             _______%
                            _______%                                             _______%
                            _______%                                            APPLY 60-DAY RATE HOLD
                            _______%                                            / /  Yes    / /  No
          N                 _______%                                            ESTIMATED DOLLAR AMOUNT
          A                 _______%                                            $___________________________
          M                 _______%                                            NOTE:  A RATE HOLD IS IRREVOCABLE AND
          E    ]            _______%                                            IS ONLY AVAILABLE FOR 1035 EXCHANGES
                                                                                AND DIRECT TRUSTEE-TO-TRUSTEE
                                                                                TRANSFERS.

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I      ACCEPTANCE  I hereby represent that my answers to the questions on this Application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT/CERTIFICATE WHEN BASED ON THE INVESTMENT
                   EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS AND VALUES
                   BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT
                   IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I have read the applicable fraud warning for my state listed below. I acknowledge receipt of current product and fund prospectuses.

                           ----------------------------------------------       --------------------------------------------
                           Signature of Participant/Owner                       Date

                           ------------------------------------------------------------------        -----------------------
                           SIGNED AT                                 City                                 State

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J      REGISTERED  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any
                   other company?  / / Yes   / / No
   REPRESENTATIVE  If YES, please explain in Section F, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.
                   Signature of Registered Representative                       Print name of Registered Representative
                                                         ----------------------                                         -----------
                   Broker/Dealer                                                Branch Office Address
                                                         ----------------------                                         -----------
                   Telephone                                                    City                   State         Zip
                                                         ----------------------     ------------------       -------     ----------
                   / / Option A    / / Option B    / / Option C        Broker/Dealer Account #
                                                                                               ------------------------------------

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   FRAUD WARNINGS  For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
                   ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION
                      FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS, FOR THE PURPOSE
                      OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS
                      A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.
                   For applicants in NEW JERSEY:
                      ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS
                      SUBJECT TO CRIMINAL AND CIVIL PENALTIES.
                   For applicants in the DISTRICT OF COLUMBIA
                      "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR PURPOSE OF THE INSURER
                      OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE
                      BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT."
                   For applicants in COLORADO:
                      IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE
                      COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE
                      IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE
                      COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR
                      CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE
                      COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.
                   For applicants in FLORIDA:
                      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM
                      OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE
                      THIRD DEGREE.
                      AGENT'S FLORIDA LICENSE ID
                      NUMBER:
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